UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 5, 2021 (February 5, 2021)

PEDEVCO CORP.
(Exact name of registrant as specified in its charter)

Texas	001-35922	22-3755993
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

575 N. Dairy Ashford, Suite 210
Houston, Texas 77079
 (Address of principal executive offices)

(713) 221-1768
 (Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 5, 2021, PEDEVCO Corp. (the “Company”) filed a press release disclosing the closing of its previously announced underwritten public offering and the full exercise of the underwriters’ over-allotment option in connection therewith. In total the Company sold an aggregate of 5,968,500 shares of common stock at a public offering price of $1.50 per share, and raised net proceeds (after deducting the underwriters’ discount equal to 6% of the public offering price and expenses associated with the offering) of approximately $8.3 million. The Company intends to use the net proceeds from the offering (i) to fund the Company’s 2021 Permian Basin and D-J Basin asset development programs, (ii) to fund potential acquisition opportunities, and (iii) for general corporate purposes and working capital. It may also use all or a portion of the net proceeds from the offering to fund possible investments in, or acquisitions of, complementary businesses or assets, although the Company does not currently have any agreements or commitments with respect to any investment or acquisition.

Kingswood Capital Markets, division of Benchmark Investments, Inc., as representative of the underwriters (the “Kingswood”) acted as sole bookrunner for the offering. The shares of common stock were offered by the Company pursuant to a registration statement on Form S-3 (File No. 333-250904), filed with the Securities and Exchange Commission (the “Commission”) on November 23, 2020, which was declared effective by the Commission on December 2, 2020 (the “Registration Statement”), and a prospectus supplement forming a part of the effective Registration Statement, dated February 2, 2021.

More details regarding the offering are described in the Company’s Current Report on Form 8-K filed with the Commission on February 3, 2021 and the aforementioned prospectus supplement.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated February 5, 2021

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PEDEVCO CORP.

Date: February 5, 2021	By:	/s/ Simon G. Kukes
Simon G. Kukes
Chief Executive Officer